UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2002



                           ELITE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)



             State or other jurisdiction of incorporation: Delaware


                         Commission File No.: 333-45241


                 I.R.S. Employer Identification No.: 22-3542636


            Address of principal executive offices 165 Ludlow Avenue
                           Northvale, New Jersey 07647


        Registrant's telephone number, including area code: 201 750-2646

ITEM 5. OTHER EVENTS

(a) EXPANSION OF BOARD OF DIRECTORS; ELECTION OF NEW DIRECTORS

Elite has expanded its Board of Directors from four to seven, and has elected John P. deNuefville, Richard A. Brown and John A. Moore to fill the new positions. The press release issued December 18, 2002 by Elite Pharmaceuticals, Inc. regarding such appointment is attached hereto as Exhibit 99.1 and is incorporated herein.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

            99.1 Press Release of Elite Pharmaceuticals, Inc., dated December 18, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2002                      ELITE PHARMACEUTICALS, INC.


                                              By:    /s/ Atul M. Mehta
                                                   -----------------------------
                                                   Atul M. Mehta
                                                   President